UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2010

FORGEHOUSE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51465	20-1904354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1906 Berkeley Avenue, Los Angeles, California 90026
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (323) 868-2002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2010, Philip Mann resigned as assistant secretary and as a director of Forgehouse, Inc., a Nevada corporation (the “Registrant”). Mr. Mann’s resignation was not the result of any disagreement with the policies, practices or procedures of the Registrant. The resignation of Mr. Mann is attached hereto as exhibit 17.1.

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit
17.1	Resignation of Philip Mann

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2010	FORGEHOUSE, INC.

	By:	/s/ Christian Negri
Christian Negri
Chief Executive Officer